EXHIBIT A
                              (AS OF JULY 5, 2011)

                           INDEX SERIES OF THE TRUST

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INDEX SERIES                                                      EFFECTIVE DATE
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First Trust STOXX European Select Dividend Index Fund                 10/12/2010
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First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index
Fund                                                                  10/12/2010
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First Trust Dow Jones Global Select Dividend Index Fund               10/12/2010
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First Trust ISE Global Wind Energy Index Fund                         10/12/2010
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First Trust ISE Global Engineering and Construction Index Fund        10/12/2010
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First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund    10/12/2010
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First Trust ISE Global Copper Index Fund                              10/12/2010
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First Trust ISE Global Platinum Index Fund                            10/12/2010
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First Trust BICK Index Fund                                           10/12/2010
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First Trust NASDAQ CEA Smartphone Index Fund                          02/15/2011
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First Trust NASDAQ Global Auto Index Fund                             05/06/2011
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First Trust ISE Cloud Computing Index Fund                            07/05/2011
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